PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT MARCH 31, 2015 (In apartment units)

	Same Store	Non Same Store	In Lease-Up	Total Completed Communities	Current Development Units Delivered	Total

Atlanta, GA	5,594	480	—	6,074	—	6,074
Austin, TX	5,838	—	—	5,838	—	5,838
Charlotte, NC	4,648	353	—	5,001	—	5,001
Raleigh/Durham, NC	4,663	—	—	4,663	—	4,663
Fort Worth, TX	4,519	—	—	4,519	—	4,519
Dallas, TX	3,979	1,318	—	5,297	—	5,297
Nashville, TN	3,207	349	—	3,556	163	3,719
Tampa, FL	2,878	—	—	2,878	—	2,878
Orlando, FL	2,718	934	—	3,652	—	3,652
Houston, TX	2,597	635	—	3,232	—	3,232
Phoenix, AZ	1,976	—	—	1,976	—	1,976
South Florida	480	—	—	480	—	480
Las Vegas, NV	721	—	—	721	—	721
Large Markets	43,818	4,069	—	47,887	163	48,050

Jacksonville, FL	3,202	—	—	3,202	—	3,202
Charleston, SC	2,648	—	—	2,648	—	2,648
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	1,668	—	—	1,668	—	1,668
Memphis, TN	1,811	457	—	2,268	—	2,268
Birmingham, AL	1,462	—	—	1,462	—	1,462
Greenville, SC	1,748	—	—	1,748	—	1,748
San Antonio, TX	1,176	328	—	1,504	—	1,504
Huntsville, AL	1,380	—	—	1,380	—	1,380
Norfolk/Hampton/VA Beach, VA	1,033	—	—	1,033	—	1,033
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Lexington, KY	924	—	—	924	—	924
Chattanooga, TN	943	—	—	943	—	943
Other	4,735	5,583	—	10,318	—	10,318
Secondary Markets	27,558	6,368	—	33,926	—	33,926
Total Multifamily Units	71,376	10,437	—	81,813	163	81,976

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS
Dollars in thousands, except Average Effective Rent

		As of March 31, 2015			Average Effective Rent for the Three Months Ended March 31, 2015	As of March 31, 2015
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA		$655,717	8.3%	96.2%	$1,035	6,074
Charlotte, NC		$602,134	7.6%	97.0%	$942	5,001
Austin, TX		$568,812	7.2%	95.9%	$1,012	5,838
Raleigh/Durham, NC		$543,704	6.8%	95.8%	$923	4,663
Dallas, TX		$537,904	6.8%	96.1%	$1,049	5,297
Orlando, FL		$476,638	6.0%	97.6%	$1,080	3,652
Fort Worth, TX		$377,778	4.7%	95.9%	$935	4,519
Nashville, TN		$335,550	4.2%	95.1%	$1,057	3,556
Tampa, FL		$301,591	3.8%	97.3%	$1,042	2,878
Houston, TX		$279,108	3.5%	96.5%	$1,041	3,232
Phoenix, AZ		$234,363	3.0%	97.0%	$905	1,976
Las Vegas, NV		$65,611	0.8%	96.0%	$792	721
South Florida		$57,604	0.7%	98.3%	$1,459	480
Large Markets		$5,036,514	63.4%	96.3%	$1,005	47,887

Charleston, SC		$258,492	3.3%	96.4%	$999	2,648
Jacksonville, FL		$245,500	3.1%	97.7%	$919	3,202
Savannah, GA		$222,719	2.8%	95.8%	$958	2,219
Richmond, VA		$186,080	2.3%	96.3%	$933	1,668
Fredericksburg, VA		$156,402	2.0%	96.6%	$1,187	1,001
San Antonio, TX		$155,634	2.0%	95.5%	$1,035	1,504
Memphis, TN		$148,169	1.9%	95.6%	$832	2,268
Birmingham, AL		$143,534	1.8%	96.0%	$932	1,462
Huntsville, AL		$112,295	1.4%	94.3%	$741	1,380
Little Rock, AR		$112,128	1.4%	93.8%	$876	1,368
Kansas City, MO		$98,755	1.2%	92.8%	$1,241	621
Norfolk, Hampton, VA Beach, VA		$97,645	1.2%	96.3%	$965	1,033
Greenville, SC		$94,581	1.2%	96.2%	$742	1,748
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida		$179,869	2.3%	97.1%	$893	2,478
Georgia		$135,424	1.7%	95.5%	$761	2,152
North Carolina		$101,272	1.3%	96.2%	$704	1,562
Kentucky		$89,136	1.1%	96.5%	$801	1,308
Tennessee		$85,721	1.1%	97.5%	$715	1,608
Mississippi		$70,481	0.9%	97.5%	$840	1,241
Alabama		$59,236	0.7%	98.4%	$886	628
Virgina		$47,875	0.6%	99.6%	$1,314	251
South Carolina		$35,397	0.4%	96.4%	$741	576
Secondary Markets		$2,836,345	35.7%	96.2%	$886	33,926

Subtotal		$7,872,859	99.1%	96.3%	$955	81,813

Nashville, TN	Large	$31,448	0.4%	39.9%	$1,082	163	220
Jacksonville, FL	Secondary	$34,941	0.4%	0.0%	$—	—	294
Fredericksburg, VA	Secondary	$4,578	0.1%	0.0%	$—	—	120
Lease-up and Development		$70,967	0.9%	39.9%	$1,082	163	634

Total Wholly Owned Multifamily Communities		$7,943,826	100.0%	96.2%	$956	81,976	82,447

Supplemental Data S-2

COMPONENTS OF PROPERTY NET OPERATING INCOME
Dollars in thousands

	Apartment	Gross Real	Three Months Ended
	Units	Estate Assets	March 31, 2015	March 31, 2014	Percent Change
Property Revenue
Same Store Communities	71,376	$6,726,782	$221,973	$211,474	5.0%
Non-Same Store Communities	10,437	1,146,077	34,784	31,405
Lease up/Development Communities	163	70,967	125	6
Total Multifamily Portfolio	81,976	$7,943,826	$256,882	$242,885
Commercial Property/Land (1)	—	$69,504	$1,671	$1,337
Total Property Revenue	81,976	$8,013,330	$258,553	$244,222

Property Expenses
Same Store Communities	71,376	$6,726,782	$85,664	$82,614	3.7%
Non-Same Store Communities	10,437	1,146,077	14,115	13,327
Lease up/Development Communities	163	70,967	188	17
Total Multifamily Portfolio	81,976	$7,943,826	$99,967	$95,958
Commercial Property/Land (1)	—	$69,504	$683	$638
Total Property Expenses	81,976	$8,013,330	$100,650	$96,596

Property Net Operating Income
Same Store Communities	71,376	$6,726,782	$136,309	$128,860	5.8%
Non-Same Store Communities	10,437	1,146,077	20,669	18,078
Lease up/Development Communities	163	70,967	(63)	(11)
Total Multifamily Portfolio	81,976	$7,943,826	$156,915	$146,927
Commercial Property/Land (1)	—	$69,504	$988	$699
Total Property Net Operating Income	81,976	$8,013,330	$157,903	$147,626	7.0%

(1) Includes activity for Nord du Lac, which is presented in Discontinued Operations on the Statement of Operations.

COMPONENTS OF SAME STORE PROPERTY EXPENSES
Dollars in thousands

	Three Months Ended
	March 31, 2015	March 31, 2014	Percent Increase/(Decrease)	Percent of 2015 Total
Personnel	$21,947	$20,906	5.0%	25.6%
Building Repair and Maintenance	10,180	10,185	0.0%	11.9%
Utilities	19,227	18,664	3.0%	22.4%
Marketing	2,814	2,448	15.0%	3.3%
Office Operations	3,292	3,028	8.7%	3.8%
Property Taxes	25,318	24,334	4.0%	29.6%
Insurance	2,886	3,049	(5.3)%	3.4%
Total Property Expenses	$85,664	$82,614	3.7%	100.0%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

		Average Physical Occupancy
	Percent of Same Store	Three months ended March 31, 2015	Three months ended March 31, 2014
Atlanta, GA	8.3%	95.8%	94.4%
Austin, TX	7.9%	95.5%	94.8%
Charlotte, NC	7.0%	96.2%	96.0%
Raleigh/Durham, NC	6.9%	95.4%	94.2%
Fort Worth, TX	5.9%	95.4%	95.2%
Dallas, TX	5.6%	95.8%	95.2%
Nashville, TN	5.3%	94.4%	95.4%
Tampa, FL	4.5%	96.4%	95.5%
Orlando, FL	4.3%	96.7%	95.7%
Houston, TX	3.5%	96.0%	95.8%
Phoenix, AZ	2.8%	96.1%	94.8%
South Florida	1.0%	97.5%	94.9%
Las Vegas, NV	0.9%	94.9%	93.3%
Large Markets	63.9%	95.7%	95.1%

Jacksonville, FL	4.4%	96.5%	95.2%
Charleston, SC	4.1%	95.4%	95.3%
Savannah, GA	3.3%	95.3%	95.5%
Richmond, VA	2.4%	95.2%	95.5%
Memphis, TN	2.0%	93.8%	94.6%
Birmingham, AL	2.0%	95.0%	95.4%
Greenville, SC	1.9%	95.1%	94.2%
San Antonio, TX	1.6%	96.3%	94.6%
Huntsville, AL	1.5%	94.5%	94.9%
Norfolk/Hampton/VA Beach, VA	1.5%	95.2%	94.3%
Little Rock, AR	1.8%	94.4%	95.1%
Jackson, MS	1.6%	95.9%	94.0%
Lexington, KY	1.1%	96.1%	95.0%
Chattanooga, TN	1.0%	97.3%	95.3%
Other	5.9%	94.9%	95.2%
Secondary Markets	36.1%	95.3%	95.0%

Total Same Store	100.0%	95.6%	95.0%

Supplemental Data S-4

NOI BRIDGE
Dollars in thousands

	Three Months Ended
	March 31, 2015	December 31, 2014	March 31, 2014

NOI
MAA same store	$136,309	$135,614	$128,860
Non-same store	21,594	20,664	18,766
Total NOI	157,903	156,278	147,626
Held for sale NOI included above	(486)	(515)	(1,599)
Management fee income	—	—	97
Depreciation and amortization	(73,112)	(71,945)	(90,013)
Acquisition expense	(339)	(1,417)	(11)
Property management expenses	(8,493)	(8,076)	(7,011)
General and administrative expenses	(6,566)	(4,844)	(4,342)
Merger related credit (expenses)	—	50	(2,076)
Integration related expenses	—	(1,255)	(3,842)
Interest and other non-property (expense) income	(157)	(258)	160
Interest Expense	(29,931)	(30,374)	(30,676)
Loss on debt extinguishment	(3,376)	—	—
Amortization of deferred financing costs	(917)	(1,004)	(1,311)
Gain on sale of depreciable real estate assets excluded from discontinued operations	30,228	395	2,564
Net casualty loss and other settlement proceeds	(19)	(45)	(10)
Income tax expense	(510)	(815)	(270)
(Loss) gain on sale of non-depreciable real estate assets	—	(185)	557
Gain (loss) from real estate joint ventures	19	(10)	(24)
Discontinued operations	433	478	5,895
Net income attributable to noncontrolling interests	(3,410)	(1,933)	(848)
Net income attributable to MAA	$61,267	$34,525	$14,866

Supplemental Data S-5

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q1 2015	Q1 2014	% Chg	Q1 2015	Q1 2014	% Chg	Q1 2015	Q1 2014	% Chg	Q1 2015	Q1 2014	% Chg	Q1 2015	Q1 2014	% Chg
Atlanta, GA	$18,940	$17,429	8.7%	$7,560	$7,307	3.5%	$11,380	$10,122	12.4%	$1,178	$1,100	7.1%	$1,004	$943	6.5%
Austin, TX	19,287	18,150	6.3%	8,551	8,193	4.4%	10,736	9,957	7.8%	1,153	1,093	5.5%	1,012	958	5.6%
Charlotte, NC	14,204	13,491	5.3%	4,697	4,533	3.6%	9,507	8,958	6.1%	1,059	1,008	5.1%	926	886	4.5%
Raleigh/Durham, NC	14,093	13,572	3.8%	4,645	4,362	6.5%	9,448	9,210	2.6%	1,056	1,030	2.5%	923	909	1.5%
Fort Worth, TX	13,992	13,266	5.5%	6,005	5,909	1.6%	7,987	7,357	8.6%	1,082	1,028	5.3%	935	884	5.8%
Dallas, TX	13,529	12,861	5.2%	5,776	5,732	0.8%	7,753	7,129	8.8%	1,184	1,131	4.7%	1,045	1,001	4.4%
Nashville, TN	10,725	10,425	2.9%	3,550	3,600	(1.4)%	7,175	6,825	5.1%	1,181	1,135	4.1%	1,056	1,012	4.3%
Tampa, FL	9,968	9,477	5.2%	3,889	3,724	4.4%	6,079	5,753	5.7%	1,197	1,149	4.2%	1,042	1,003	3.9%
Orlando, FL	9,443	8,987	5.1%	3,538	3,396	4.2%	5,905	5,591	5.6%	1,198	1,152	4.0%	1,065	1,021	4.3%
Houston, TX	8,477	7,950	6.6%	3,749	3,570	5.0%	4,728	4,380	7.9%	1,133	1,065	6.4%	1,000	938	6.6%
Phoenix, AZ	5,922	5,558	6.5%	2,134	2,106	1.3%	3,788	3,452	9.7%	1,039	989	5.1%	905	858	5.5%
South Florida	2,227	2,109	5.6%	803	761	5.5%	1,424	1,348	5.6%	1,587	1,543	2.9%	1,459	1,429	2.1%
Las Vegas, NV	1,914	1,803	6.2%	700	666	5.1%	1,214	1,137	6.8%	933	893	4.5%	792	773	2.5%
Large Markets	$142,721	$135,078	5.7%	$55,597	$53,859	3.2%	$87,124	$81,219	7.3%	$1,134	$1,081	4.9%	$992	$947	4.8%

Jacksonville, FL	$9,354	$8,995	4.0%	$3,411	$3,366	1.3%	$5,943	$5,629	5.6%	$1,009	$984	2.5%	$919	$904	1.7%
Charleston, SC	8,695	8,141	6.8%	3,072	2,869	7.1%	5,623	5,272	6.7%	1,148	1,075	6.8%	999	937	6.6%
Savannah, GA	6,921	6,540	5.8%	2,455	2,279	7.7%	4,466	4,261	4.8%	1,091	1,029	6.0%	958	908	5.5%
Richmond, VA	5,116	4,897	4.5%	1,800	1,665	8.1%	3,316	3,232	2.6%	1,073	1,025	4.7%	933	905	3.1%
Memphis, TN	4,843	4,845	0.0%	2,184	2,162	1.0%	2,659	2,683	(0.9)%	950	942	0.8%	844	832	1.4%
Birmingham, AL	4,494	4,415	1.8%	1,771	1,654	7.1%	2,723	2,761	(1.4)%	1,079	1,055	2.3%	932	929	0.3%
Greenville, SC	4,286	4,023	6.5%	1,650	1,589	3.8%	2,636	2,434	8.3%	859	814	5.5%	742	703	5.5%
San Antonio, TX	3,842	3,675	4.5%	1,684	1,593	5.7%	2,158	2,082	3.7%	1,130	1,101	2.6%	1,010	994	1.6%
Huntsville, AL	3,458	3,442	0.5%	1,354	1,317	2.8%	2,104	2,125	(1.0)%	884	876	0.9%	741	740	0.1%
Norfolk/Hampton/VA Beach, VA	3,331	3,257	2.3%	1,290	1,154	11.8%	2,041	2,103	(2.9)%	1,129	1,114	1.3%	965	965	0.0%
Little Rock, AR	3,788	3,778	0.3%	1,376	1,393	(1.2)%	2,412	2,385	1.1%	978	968	1.0%	876	871	0.6%
Jackson, MS	3,450	3,290	4.9%	1,281	1,229	4.2%	2,169	2,061	5.2%	966	940	2.8%	840	817	2.8%
Lexington, KY	2,419	2,280	6.1%	885	844	4.9%	1,534	1,436	6.8%	909	866	5.0%	815	795	2.5%
Chattanooga, TN	2,426	2,347	3.4%	1,041	1,003	3.8%	1,385	1,344	3.1%	881	871	1.1%	744	739	0.7%
Other	12,829	12,471	2.9%	4,813	4,638	3.8%	8,016	7,833	2.3%	951	923	3.0%	834	813	2.6%
Secondary Markets	$79,252	$76,396	3.7%	$30,067	$28,755	4.6%	$49,185	$47,641	3.2%	$1,006	$973	3.4%	$882	$859	2.7%

Total Same Store	$221,973	$211,474	5.0%	$85,664	$82,614	3.7%	$136,309	$128,860	5.8%	$1,085	$1,039	4.4%	$949	$913	3.9%

Supplemental Data S-6

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q1 2015	Q4 2014	% Chg	Q1 2015	Q4 2014	% Chg	Q1 2015	Q4 2014	% Chg	Q1 2015	Q4 2014	% Chg	Q1 2015		Q4 2014	% Chg
Atlanta, GA	$18,940	$18,513	2.3%	$7,560	$7,415	2.0%	$11,380	$11,098	2.5%	$1,178	$1,159	1.6%	$1,004		$995	0.9%
Austin, TX	19,287	19,156	0.7%	8,551	8,144	5.0%	10,736	11,012	(2.5)%	1,153	1,146	0.6%	1,012		1,007	0.5%
Charlotte, NC	14,204	13,988	1.5%	4,697	4,689	0.2%	9,507	9,299	2.2%	1,059	1,048	1.0%	926		922	0.4%
Raleigh/Durham, NC	14,093	14,047	0.3%	4,645	4,684	(0.8)%	9,448	9,363	0.9%	1,056	1,051	0.5%	923		919	0.4%
Fort Worth, TX	13,992	13,861	0.9%	6,005	5,625	6.8%	7,987	8,236	(3.0)%	1,082	1,069	1.2%	935		929	0.6%
Dallas, TX	13,529	13,427	0.8%	5,776	5,761	0.3%	7,753	7,666	1.1%	1,184	1,172	1.0%	1,045		1,039	0.6%
Nashville, TN	10,725	10,793	(0.6)%	3,550	3,739	(5.1)%	7,175	7,054	1.7%	1,181	1,186	(0.4)%	1,056		1,054	0.2%
Tampa, FL	9,968	9,886	0.8%	3,889	3,694	5.3%	6,079	6,192	(1.8)%	1,197	1,184	1.1%	1,042		1,036	0.6%
Orlando, FL	9,443	9,348	1.0%	3,538	3,444	2.7%	5,905	5,904	0.0%	1,198	1,183	1.3%	1,065		1,051	1.3%
Houston, TX	8,477	8,297	2.2%	3,749	3,461	8.3%	4,728	4,836	(2.2)%	1,133	1,114	1.7%	1,000		987	1.3%
Phoenix, AZ	5,922	5,841	1.4%	2,134	2,035	4.9%	3,788	3,806	(0.5)%	1,039	1,022	1.7%	905		892	1.5%
South Florida	2,227	2,141	4.0%	803	768	4.6%	1,424	1,373	3.7%	1,587	1,566	1.3%	1,459		1,471	(0.8)%
Las Vegas, NV	1,914	1,887	1.4%	700	728	(3.8)%	1,214	1,159	4.7%	933	927	0.6%	792		793	(0.1)%
Large Markets	$142,721	$141,185	1.1%	$55,597	$54,187	2.6%	$87,124	$86,998	0.1%	$1,134	$1,123	1.0%	$992		$985	0.7%

Jacksonville, FL	$9,354	$9,235	1.3%	$3,411	$3,403	0.2%	$5,943	$5,832	1.9%	$1,009	$999	1.0%	$919		$915	0.4%
Charleston, SC	8,695	8,641	0.6%	3,072	3,099	(0.9)%	5,623	5,542	1.5%	1,148	1,140	0.7%	999		993	0.6%
Savannah, GA	6,921	6,874	0.7%	2,455	2,514	(2.3)%	4,466	4,360	2.4%	1,091	1,083	0.7%	958		952	0.6%
Richmond, VA	5,116	5,103	0.3%	1,800	1,749	2.9%	3,316	3,354	(1.1)%	1,073	1,064	0.8%	933		933	0.0%
Memphis, TN	4,843	4,859	(0.3)%	2,184	2,190	(0.3)%	2,659	2,669	(0.4)%	950	954	(0.4)%	844		850	(0.7)%
Birmingham, AL	4,494	4,451	1.0%	1,771	1,741	1.7%	2,723	2,710	0.5%	1,079	1,082	(0.3)%	932		940	(0.9)%
Greenville, SC	4,286	4,248	0.9%	1,650	1,652	(0.1)%	2,636	2,596	1.5%	859	848	1.3%	742		734	1.1%
San Antonio, TX	3,842	3,771	1.9%	1,684	1,576	6.9%	2,158	2,195	(1.7)%	1,130	1,129	0.1%	1,010		1,014	(0.4)%
Huntsville, AL	3,458	3,429	0.8%	1,354	1,295	4.6%	2,104	2,134	(1.4)%	884	874	1.1%	741		740	0.1%
Norfolk/Hampton/VA Beach, VA	3,331	3,262	2.1%	1,290	1,339	(3.7)%	2,041	1,923	6.1%	1,129	1,116	1.2%	965		966	(0.1)%
Little Rock, AR	3,788	3,750	1.0%	1,376	1,366	0.7%	2,412	2,384	1.2%	978	969	0.9%	876		877	(0.1)%
Jackson, MS	3,450	3,421	0.8%	1,281	1,229	4.2%	2,169	2,192	(1.0)%	966	954	1.3%	840		838	0.2%
Lexington, KY	2,419	2,396	1.0%	885	886	(0.1)%	1,534	1,510	1.6%	909	902	0.8%	815		813	0.2%
Chattanooga, TN	2,426	2,377	2.1%	1,041	1,032	0.9%	1,385	1,345	3.0%	881	877	0.5%	744		744	0.0%
Other	12,829	12,613	1.7%	4,813	4,743	1.5%	8,016	7,870	1.9%	951	939	1.3%	834		834	0.0%
Secondary Markets	$79,252	$78,430	1.0%	$30,067	$29,814	0.8%	$49,185	$48,616	1.2%	$1,006	$998	0.8%	$882	882	$881	0.1%

Total Same Store	$221,973	$219,615	1.1%	$85,664	$84,001	2.0%	$136,309	$135,614	0.5%	$1,085	$1,075	0.9%	$949		$945	0.4%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of March 31, 2015				Initial			Development Costs
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date	Cost	Q1 2015	After

220 Riverside	Jacksonville, FL	294	—	141	4Q12	2Q15	3Q15	2Q16	$42,700	$34,941	$7,759
CG at Bellevue II	Nashville, TN	220	163	84	3Q13	4Q14	2Q15	1Q16	31,100	30,016	1,084
Station Square at Cosner's Corner II	Fredericksburg, VA	120	—	—	1Q15	4Q15	4Q15	3Q16	20,100	4,578	15,522
Total Active		634	163	225					$93,900	$69,535	$24,365

2015 ACQUISITION ACTIVITY

Multifamily Acquisitions	Location	Apartment Units	Year Built	Closing Date
Residences at Burlington Creek	Kansas City, Missouri	298	2013/2014	January 15, 2015
Total Multifamily Acquisitions		298

Land Acquisitions	Location	Acres	Year Built	Closing Date
River's Walk (2 outparcels)	Charleston, South Carolina	1.9		Q1 2015 - various
Total Land Acquisitions		1.9

Supplemental Data S-8

2015 DISPOSITION ACTIVITY

Multifamily Dispositions	Location	Apartment Units	Year Built	Closing Date
Vistas	Macon, Georgia	144	1985	February 26, 2015
Austin Chase	Macon, Georgia	256	1996	February 26, 2015
Fairways at Hartland	Bowling Green, Kentucky	240	1996	February 26, 2015
Fountain Lake	Brunswick, Georgia	113	1983	March 25, 2015
Westbury Creek	Augusta, Georgia	120	1984	April 1, 2015
Bradford Pointe	Augusta, Georgia	192	1986	April 1, 2015
Woodwinds	Aiken, South Carolina	144	1988	April 1, 2015
Colony at South Park	Aiken, South Carolina	184	1989	April 1, 2015
Huntington Chase	Warner Robbins, Georgia	200	1997	April 29, 2015
Southland Station	Warner Robbins, Georgia	304	1988	April 29, 2015
Sutton Place	Memphis, TN MSA	253	1991	April 29, 2015
Oaks	Jackson, Tennessee	100	1978	April 29, 2015
Bradford Chase	Jackson, Tennessee	148	1987	April 29, 2015
Woods of Post House	Jackson, Tennessee	122	1997	April 29, 2015
Post House North	Jackson, Tennessee	145	1987	April 29, 2015
Post House Jackson	Jackson, Tennessee	150	1987	April 29, 2015
Anatole	Daytona Beach, Florida	208	1986	April 29, 2015
Paddock Park	Ocala, Florida	480	1986	April 29, 2015
Total Multifamily Dispositions		3,503

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2015
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES
		Average
		Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$1,171,580	4.0	4.0%
Conventional - Variable Rate - Capped (1) (2)	176,704	1.4	0.9%
Total Secured Fixed or Hedged Rate Debt	1,348,284	3.6	3.6%
Conventional - Variable Rate	80,785	0.1	0.8%
Total Secured Debt	1,429,069	3.4	3.5%
Unsecured Debt
Fixed Rate or Swapped	1,871,424	5.0	4.0%
Variable Rate	179,000	0.1	1.3%
Total Unsecured Debt	2,050,424	4.5	3.8%
Total Debt	$3,479,493	4.1	3.7%
Total Fixed or Hedged Debt	$3,219,708	4.4	3.9%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps.

(2)	Includes an $11.7 million mortgage with an embedded cap at a 7% all-in interest rate.

OTHER SUMMARIES
			Effective	Average Years
		Percent of	Interest	to Rate
	Balance	Total	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,043,005	87.4%	4.0%	4.6
Capped debt	176,703	5.1%	0.9%	1.4
Floating (unhedged) debt	259,785	7.5%	1.1%	0.1
Total	$3,479,493	100.0%	3.7%	4.1

			Effective	Average Years
		Percent of	Interest	to Contract
	Balance	Total	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured Debt	$2,050,424	58.9%	3.8%	4.8
Secured Debt	1,429,069	41.1%	3.5%	3.6
Total	$3,479,493	100.0%	3.7%	4.3

	Total	Percent of	Q1 2015	Percent of
	Cost	Total	NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$5,651,836	70.5%	$108,623	68.8%
Encumbered gross assets	2,361,494	29.5%	49,280	31.2%
Total	$8,013,330	100.0%	$157,903	100.0%

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2015 (CONTINUED)
Dollars in thousands

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2015	$218,659	$25,000	$243,659	5.4%	$51,703	$295,362
2016	110,454	—	110,454	5.9%	75,000	185,454
2017	130,538	300,000	430,538	2.2%	25,000	455,538
2018	143,722	250,000	393,722	2.9%	25,000	418,722
2019	556,184	—	556,184	5.7%	—	556,184
Thereafter	1,308,448	—	1,308,448	4.4%	—	1,308,448
Total	$2,468,005	$575,000	$3,043,005	4.3%	$176,703	$3,219,708	4.4

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facilities
	Fannie Mae Secured	Key Bank Unsecured	Other Secured	Other Unsecured	Total
2015	$80,785	$—	$45,430	$189,618	$315,833
2016	80,000	—	35,208	78,202	$193,410
2017	80,000	179,000	62,538	168,101	$489,639
2018	80,000	—	93,722	300,485	$474,207
2019	—	—	556,184	20,000	$576,184
Thereafter	—	—	315,202	1,115,018	$1,430,220
Total	$320,785	$179,000	$1,108,284	$1,871,424	$3,479,493

DEBT COVENANT ANALYSIS

Public Bond Covenants	Required	Actual	Compliance
Limit on Incurrence of Total Debt	60% or less	43.1%	Yes
Limit on Incurrence of Secured Debt	40% or less	17.7%	Yes
Ratio of Consolidated Income Available for Debt Service/Annual Debt Service Charge	1.5:1 or greater for trailing 4 quarters	4.65x	Yes
Maintenance of Unencumbered Total Asset Value	Greater than 150%	275.1%	Yes

Supplemental Data S-11

EBITDA AND BALANCE SHEET RATIOS
Dollars in thousands
	Three Months	Twelve Months
	Ended	Ended
	March 31,	March 31,
	2015	2015
Consolidated net income	$64,677	$205,240
Depreciation and amortization	73,112	284,910
Interest expense	29,931	118,719
Loss on debt extinguishment	3,376	6,502
Amortization of deferred financing costs	917	4,095
Net casualty loss and other settlement proceeds	19	485
Income tax expense	510	2,290
Gain on sale of non-depreciable assets	—	207
Net casualty gain after insurance and other settlement proceeds on discontinued operations	—	(2)
Gain on sale of depreciable real estate assets excluded from discontinued operations	(30,228)	(70,313)
Gain on disposition within unconsolidated entities	(12)	(4,019)
Loss (gain) on sale of discontinued operations	—	87
EBITDA	142,302	548,201
Acquisition expense	339	2,716
Merger related expenses	—	1,076
Integration related expenses	—	4,553
Recurring EBITDA	$142,641	$556,546

	Three Months Ended
	March 31,
	2015	2014
Recurring EBITDA/Debt Service	3.79x	3.44x
Fixed Charge Coverage (1)	4.04x	3.58x
Total Debt/Total Capitalization (2)	36.1%	39.0%
Total Debt/Total Gross Assets	42.3%	43.3%
Total Net Debt (3)/Total Gross Assets	42.1%	41.8%
Total Net Debt (3)/Recurring EBITDA (4)	6.22x	6.17x
Unencumbered Assets/Gross Real Estate Assets	70.5%	63.9%

(1)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.

(2)	Total Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.

(3)	Total Net Debt equals Total Debt less cash and cash equivalents.

(4)	Recurring EBITDA represents the twelve months ended March 31, 2015.

Supplemental Data S-12

2015 GUIDANCE

Full Year 2015
Earnings
Core FFO per Share - diluted	$5.09 to $5.33
Midpoint	$5.21
Core AFFO per Share - diluted	$4.43 to $4.67
Midpoint	$4.55

Same Store Communities:
Number of units	71,376
Property revenue growth	3.0% to 4.0%
Property operating expense growth	3.0% to 4.0%
Property NOI growth	3.0% to 4.0%
Real estate tax expense growth	4.5% to 5.5%

Corporate Expenses:
General and administrative and property management expenses	$56.5 to $58.5 million
Income tax expense	$1.5 to $2.5 million

Transaction/Investment Volume:
Acquisition volume (multifamily)	$400 to $500 million
Disposition volume (multifamily)	$300 to $350 million
Commercial / land disposition volume	$50 to $75 million
Development investment	$50 to $60 million

Debt:
Average Interest Rate (excluding mark-to-market debt adjustment)	4.0% to 4.3%
Average Effective Interest Rate	3.4% to 3.7%
Capitalized Interest	$1.0 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	40% to 42%
Unencumbered Asset Pool (Percent of Total Gross Assets)	68% to 73%

Non Core Items:
Acquisition expense	$2.0 to $3.5 million
Loss on debt extinguishment/modification	$3.5 to $4.5 million
Projected amortization of debt mark-to-market	$21 to $22 million

MAA provides guidance on Core FFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO.

Supplemental Data S-13

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB	Positive
Moody's Investors Service (2)	Baa2	Stable
Standard & Poor's Ratings Services (1)	BBB	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.

(2)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Earnings release & conference call	Late July	Late October	Early February	Late April

Dividend Information - Common Shares:	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Declaration Date	3/20/2014	5/22/2014	9/11/2014	12/3/2014	3/12/2015
Record Date	4/15/2014	7/15/2014	10/15/2014	1/15/2015	4/15/2015
Payment Date	4/30/2014	7/31/2014	10/31/2014	1/30/2015	4/30/2015
Distributions Per Share	$0.73	$0.73	$0.73	$0.77	$0.77

INVESTOR RELATIONS DATA

MAA does not send quarterly reports to shareholders, but provides quarterly reports, earnings releases and supplemental data upon request.

For recent press releases, 10-Q's, 10-K's and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of our website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-14